UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2012

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive, Suite 1100

Tampa, Florida 33607

(813) 421-7605

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On September 4, 2012, representatives of Walter Investment Management Corp. (the “Company”) held an investor presentation, which was webcast, announcing the execution of a Stock Purchase Agreement dated August 31, 2012 by and among the Company, Reverse Mortgage Solutions, Inc. (“RMS”), JAM Special Opportunities Fund, L.P., and other stockholder sellers, whereby the Company will acquire all of the outstanding stock of RMS (the “Stock Purchase Agreement”). The Company is furnishing a slide presentation, which it used at its teleconference and webcast on September 4, 2012, and which it may use from time to time in presentations related to the transaction. The slides are “furnished” pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Registrant specifically incorporates them by reference in a document filed under the Securities Act of 1933 or the Exchange Act of 1934. By filing this Form 8-K and furnishing this information, the Company makes no admission as to the materiality of the information included in the slides. The Company undertakes no duty or obligation to publicly update or revise the information included in the slides, although it may do so from time to time as the Company’s management believes is warranted. Any such updating may be made through the filing of other reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosure. Copies of the materials are available for viewing at www.walterinvestment.com, although the Company reserves the right to discontinue that availability at any time. A copy of the presentation is attached hereto as Exhibit 99.1.

Item 8.01 Other Events.

On September 4, 2012, the Company issued a press release announcing the execution of the Stock Purchase Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

The information provided pursuant to this Item 8.01, including Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended except as shall be expressly set forth by specific reference in any such filings.

No Offer or Solicitation.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation Materials entitled Walter Announces Acquisition of Reverse Mortgage Solutions, September 4, 2012

99.2	Press Release dated September 4, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: September 4, 2012	By:	/s/ Stuart Boyd
Stuart Boyd, Vice President,
General Counsel and Secretary